FC Financial Services Inc.

Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in U.S. Funds)

FC Financial Services Inc.

Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in U.S. Funds)

Contents

Pro Forma Consolidated Balance Sheet	1

Pro Forma Consolidated Statement of Operations for the Six-Month Period Ended July 31, 2006	3

Pro Forma Consolidated Statement of Operations for the Year Ended January 31, 2006	4

Notes to Pro Forma Consolidated Financial Statements	5 - 6

FC Financial Services Inc.

Pro Forma Consolidated Balance Sheet
As At July 31, 2006
(Unaudited)
(Expressed in U.S. Funds)

					Pro Forma
					Consolidated
	ICP Solar	FC Financial		Pro Forma	Balance
	Technologies Inc.	Services Inc.		Adjustments	Sheet

Assets
Current
Cash	$-	$1,024,961	a)	$3,000,000	$3,274,961
			b)	(500,000)
			e)	(250,000)
Accounts receivable	1,261,563	-		-	1,261,563
Prepaid expenses	124,507	10,000		-	134,507
Income taxes recoverable	639,030	-		-	639,030
Inventories	1,409,343	-		-	1,409,343
Loan receivable	-	1,004,110	b)	(1,000,000)	4,110
	3,434,443	2,039,071		1,250,000	6,723,514

Property and Equipment	727,909	5,428		-	733,337
	$4,162,352	$2,044,499		$1,250,000	$7,456,851

FC Financial Services Inc.

Pro Forma Consolidated Balance Sheet
As At July 31, 2006
(Unaudited)
(Expressed in U.S. Funds)

					Pro Forma
					Consolidated
	ICP Solar	FC Financial		Pro Forma	Balance
	Technologies Inc.	Services Inc.		Adjustments	Sheet

Liabilities
Current
Bank indebtedness	$1,181,884	$-		$-	$1,181,884
Accounts payable and accrued liabilities	130,688	4,098		-	134,786
Current portion of government grants payable	215,542	-		-	215,542
Current portion of obligation under capital lease	43,054	-		-	43,054
Loan payable, director	691,303	-		-	691,303
Loan payable	1,500,000	-	b)	(1,500,000)	-
	3,762,471	4,098		(1,500,000)	2,266,569

Government Grants Payable	27,000	-		-	27,000

Obligation Under Capital Lease	19,015	-		-	19,015

Shareholders' Equity
Common Stock	200,068	327	a)	30	315
			c)	(242)
			d)	(199,868)
Additional Paid-In capital	3,243,326	2,114,158	a)	2,999,970	8,233,480
			c)	194
			d)	125,832
			e)	(250,000)
Donated Capital	-	41,400	d)	(41,400)	-
Other Comprehensive Loss	(736,026)			-	(736,026)
Accumulated Deficit	(2,353,502)	(115,484)	c)	48	(2,353,502)
			d)	115,436
	353,866	2,040,401		2,750,000	5,144,267

	$4,162,352	$2,044,499		$1,250,000	$7,456,851

See accompanying notes

FC Financial Services Inc.

Pro Forma Consolidated Statement of Operations
For the Six-Month Period Ended July 31, 2006
(Unaudited)
(Expressed in U.S. Funds)

				Pro Forma
				Consolidated
	ICP Solar	FC Financial	Pro Forma	Statement of
	Technologies Inc.	Services Inc.	Adjustments	Operations

Net Sales	$4,843,200	$4,116	$-	$4,847,316
Cost of Sales	3,051,767	-	-	3,051,767
Gross Margin	1,791,433	4,116	-	1,795,549
Expenses
Selling, general and administrative	1,813,000	24,081	-	1,837,081
Amortization	156,390	-	-	156,390
Research and development	18,301	813	-	19,114
Foreign exchange gain	69,402	-	-	69,402
	2,057,093	24,894	-	2,081,987
Operating Loss	(265,660)	(20,778)		(286,438)
Interest expense	96,906	-	-	96,906
Net Loss	$(362,566)	$(20,778)	$-	$(383,344)
Weighted Average Number of
Shares Outstanding				31,500,000
Basic and Diluted Loss Per Share				$(0.01)

See accompanying notes

FC Financial Services Inc.

Pro Forma Consolidated Statement of Operations
For the Year Ended January 31, 2006
(Unaudited)
(Expressed in U.S. Funds)

				Pro Forma
				Consolidated
	ICP Solar	FC Financial	Pro Forma	Statement of
	Technologies Inc.	Services Inc.	Adjustments	Operations

Net Sales	$7,731,811	$-	$-	$7,731,811
Cost of Sales	5,690,036	-	-	5,690,036
Gross Margin	2,041,775	-	-	2,041,775
Expenses
Selling, general and administrative	4,424,138	70,710	-	4,494,848
Amortization	383,977	812	-	384,789
Research and development	141,214	-	-	141,214
Foreign exchange gain	(248,955)	-	-	(248,955)
	4,700,374	71,522	-	4,771,896
Operating Loss	(2,658,599)	(71,522)	-	(2,730,121)
Interest expense	(156,558)	(393)	-	(156,951)
Interest income	121,131	-	-	121,131
Gain on sale of property	739,168	-	-	739,168
Loss Before Income Taxes	(1,954,858)	(71,915)	-	(2,026,773)
Income taxes	558,186	-	-	558,186
Net Loss	$(1,396,672)	$(71,915)	$-	$(1,468,587)
Weighted Average Number of
Shares Outstanding				30,167,305
Basic and Diluted Loss Per Share				$(0.05)

See accompanying notes

FC Financial Services Inc.

Notes to Pro Forma Consolidated Financial Statements
For the Six-Month Period Ended July 31, 2006 and For the Year Ended January 31, 2006
(Unaudited)
(Expressed in U.S. Funds)

1.	Basis of Presentation

Effective September 29, 2006, FC Financial Services Inc. completed the acquisition of 100% of the outstanding shares of common stock of ICP Solar Technologies Inc. in a transaction that has been accounted for as a recapitalization of ICP Solar Technologies Inc.

All of ICP Solar Technologies Inc.'s shares, through a series of transactions, are exchanged for exchangeable shares of FC Financial Services Inc.'s wholly-owned subsidiary ("Exchangeco"). The exchangeable shares are exchangeable for an equivalent number of common shares of FC Financial Services Inc., common shares issued simultaneous to the exchangeable shares. Until such time as the holders of the exchangeable shares wish to exchange their shares for FC Financial Services Inc. shares, the FC Financial Services Inc. shares are held in trust by a trustee on behalf of the exchangeable shareholders. The trustee shall be entitled to the voting rights in FC Financial Services Inc. as stated in the terms of the exchange and voting agreement and shall exercise these voting rights according to the instructions of the holders of the exchangeable shares on a basis of one vote for every exchangeable share held.

In the pro forma unaudited consolidated financial statements, the adjustments are made to reflect the financial position and results of operations of ICP Solar Technologies Inc. as the independent public operating entity.

The pro forma unaudited consolidated financial information may not be indicative of the financial position and results of operations that would have occurred if the recapitalization had been in effect on the date indicated or of the financial position or operating results which may be obtained in the future.

The pro forma unaudited consolidated balance sheet of FC Financial Services Inc. as at July 31, 2006 and the related pro forma unaudited consolidated statement of operations for the six-month period ended July 31, 2006 and for the year ended January 31, 2006 have been derived from the interim and audited financial statements of ICP Solar Technologies Inc. as at July 31, 2006 and January 31, 2006, and from the interim and audited financial statements of FC Financial Services Inc. as at May 31, 2006 and November 30, 2005 with the assumptions and adjustments outlined in note 2.

FC Financial Services Inc.

Notes to Pro Forma Consolidated Financial Statements
For the Six-Month Period Ended July 31, 2006 and For the Year Ended January 31, 2006
(Unaudited)
(Expressed in U.S. Funds)

2.	Pro Forma Assumptions and Adjustments

The accompanying pro forma unaudited consolidated financial statements of FC Financial Services Inc. have been prepared to reflect the following assumptions and adjustments:

a)

On July 11, 2006, FC Financial Services Inc. has issued 500,000 common shares and 500,000 share purchase warrants, for proceeds of $500,000. Each share purchase warrant allows the holder to purchase one common share of FC Financial Services Inc. at $1 per common share. Concurrently, FC Financial Services Inc. completed a note offering of 2,500 units, with each unit consisting of one 8% convertible note, the principal amount being $1,000 and 1,000 share purchase warrants, for proceeds of $2,500,000. Each share purchase warrant allows the holder to purchase one common share of FC Financial Services Inc. at $1 per common share. Upon closing of the share exchange the debt portion of the 2,500 units will be converted into 2,500,000 common shares. The common shares of FC Financial Services Inc. have a stated value of $0.00001 per share.

b)	On July 4, 2006, FC Financial Services Inc. will increased a bridge loan to ICP Solar Technologies Inc. by $500,000 to $1,500,000 which is eliminated upon consolidation.

c)	The holders of 25,000,000 restricted shares of FC Financial Services Inc., having a stated value of 0.00001 per share, will surrender 24,222,750 shares for cancellation.

d)

FC Financial Services Inc. will purchase all of the 20,000,000 issued and outstanding common shares of ICP Solar Technologies Inc. on the basis of each issued and outstanding common share being exchanged for one exchangeable share of Exchangeco (and ancillary rights), which is substantially the economic equivalent of a common share of FC Financial Services Inc. FC Financial Services Inc. will issue 20,000,000 common shares that will be held in trust.

e)	FC Financial Services Inc. will incur expenses and transaction fees related to the share exchange of approximately $250,000.